GOODWILL (Tables)	6 Months Ended
Jun. 30, 2026
GOODWILL.
Schedule of allocation of estimated fair values of net assets acquired and liabilities assumed

June 11,
2026
Cash and cash equivalents	$18,595
Accounts receivable, net	25,892,983
Prepayments	29
Other receivables	1,925
Intangible assets, net	26,457
Deferred tax assets	58,560
Accounts payable	(25,496,893)
Accrued expenses and other payables	(664,636)
Income tax payable	(6,063)
Total	$(169,043)